Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,198,444 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 10 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

A-1	2004‑1

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$421,118,493
Aggregate Outstanding Principal Balance – Treasury Bill	$12,406,183
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.95%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$408,712,310
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	97.05%
Number of Borrowers	13,942
Average Outstanding Principal Balance Per Borrower	$30,205
Number of Loans	25,409
Average Outstanding Principal Balance Per Loan – Treasury Bill	$48,086
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,250
Weighted Average Remaining Term to Scheduled Maturity	169 months
Weighted Average Annual Interest Rate	4.35%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
A-2	2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,015	$89,786,586	21.3%
3.01% to 3.50%	4,611	69,221,264	16.4
3.51% to 4.00%	4,990	71,580,467	17.0
4.01% to 4.50%	5,704	84,968,444	20.2
4.51% to 5.00%	1,196	20,417,927	4.8
5.01% to 5.50%	370	7,920,918	1.9
5.51% to 6.00%	336	7,613,532	1.8
6.01% to 6.50%	505	12,795,871	3.0
6.51% to 7.00%	562	13,499,619	3.2
7.01% to 7.50%	235	6,632,400	1.6
7.51% to 8.00%	367	10,906,080	2.6
8.01% to 8.50%	428	19,951,427	4.7
Equal to or greater than 8.51%	90	5,823,956	1.4

Total	25,409	$421,118,493	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
A-3	2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,812	$6,971,337	1.7%
$5,000.00-$ 9,999.99	1,991	14,774,294	3.5
$10,000.00-$14,999.99	1,580	19,668,368	4.7
$15,000.00-$19,999.99	1,243	21,563,608	5.1
$20,000.00-$24,999.99	1,026	22,941,998	5.4
$25,000.00-$29,999.99	783	21,447,296	5.1
$30,000.00-$34,999.99	669	21,728,002	5.2
$35,000.00-$39,999.99	555	20,756,650	4.9
$40,000.00-$44,999.99	430	18,256,185	4.3
$45,000.00-$49,999.99	338	16,034,737	3.8
$50,000.00-$54,999.99	309	16,239,449	3.9
$55,000.00-$59,999.99	281	16,151,998	3.8
$60,000.00-$64,999.99	228	14,251,620	3.4
$65,000.00-$69,999.99	204	13,741,938	3.3
$70,000.00-$74,999.99	172	12,472,232	3.0
$75,000.00-$79,999.99	143	11,091,009	2.6
$80,000.00-$84,999.99	131	10,801,104	2.6
$85,000.00-$89,999.99	123	10,759,920	2.6
$90,000.00-$94,999.99	104	9,611,658	2.3
$95,000.00-$99,999.99	84	8,192,882	1.9
$100,000.00 and above	736	113,662,206	27.0

Total	13,942	$421,118,493	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	24,748	$406,446,734	96.5%
31-60 days	257	5,078,365	1.2
61-90 days	109	2,519,141	0.6
91-120 days	75	1,833,309	0.4
121-150 days	76	1,449,342	0.3
151-180 days	36	1,016,326	0.2
181-210 days	17	579,613	0.1
Greater than 210 days	91	2,195,662	0.5

Total	25,409	$421,118,493	100.0%

A-4	2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	79	$20,662	*
4 to 12	318	242,214	0.1%
13 to 24	1,277	1,940,332	0.5
25 to 36	2,616	5,271,044	1.3
37 to 48	1,329	5,165,644	1.2
49 to 60	982	4,980,797	1.2
61 to 72	890	6,128,623	1.5
73 to 84	1,653	12,155,034	2.9
85 to 96	2,496	20,106,160	4.8
97 to 108	1,090	12,449,371	3.0
109 to 120	1,003	13,124,865	3.1
121 to 132	1,367	24,610,393	5.8
133 to 144	1,920	37,907,019	9.0
145 to 156	2,829	58,382,267	13.9
157 to 168	1,201	31,828,481	7.6
169 to 180	942	28,046,435	6.7
181 to 192	922	34,012,649	8.1
193 to 204	639	23,952,328	5.7
205 to 216	521	23,275,884	5.5
217 to 228	345	15,159,424	3.6
229 to 240	214	9,694,673	2.3
241 to 252	136	6,452,139	1.5
253 to 264	119	6,701,951	1.6
265 to 276	86	5,377,778	1.3
277 to 288	74	4,218,990	1.0
289 to 300	102	6,798,489	1.6
301 to 312	155	12,352,226	2.9
313 to 324	15	1,127,513	0.3
325 to 336	22	1,130,069	0.3
337 to 348	15	2,202,909	0.5
349 to 360	34	3,659,483	0.9
361 and above	18	2,642,649	0.6

Total	25,409	$421,118,493	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
A-5	2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	548	$10,140,901	2.4%
Forbearance*	1,360	35,177,820	8.4
Repayment
First year in repayment	158	6,621,282	1.6
Second year in repayment	141	5,135,631	1.2
Third year in repayment	176	7,744,151	1.8
More than 3 years in repayment	23,026	356,298,708	84.6

Total	25,409	$421,118,493	100.0%

* Of the trust student loans in forbearance status, approximately 239 loans with an aggregate outstanding principal balance of $6,159,615, representing 1% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.
Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 149.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
A-6	2004‑1

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.2	-	193.6
Forbearance	-	5.1	197.2
Repayment	-	-	164.4
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $10,140,901 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $7,908,738 or approximately 78.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

A-7	2004‑1

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	152	$3,025,669	0.7%
Alaska	38	548,349	0.1
Arizona	396	7,506,067	1.8
Arkansas	157	2,799,795	0.7
California	2,494	45,477,015	10.8
Colorado	401	6,394,100	1.5
Connecticut	343	3,874,866	0.9
Delaware	48	799,998	0.2
District of Columbia	70	1,601,990	0.4
Florida	966	19,517,969	4.6
Georgia	593	10,339,448	2.5
Hawaii	59	1,188,908	0.3
Idaho	88	1,656,082	0.4
Illinois	826	11,825,315	2.8
Indiana	437	7,368,511	1.7
Iowa	92	1,581,989	0.4
Kansas	237	2,964,024	0.7
Kentucky	209	3,186,789	0.8
Louisiana	658	9,695,449	2.3
Maine	57	910,982	0.2
Maryland	446	8,220,281	2.0
Massachusetts	638	8,770,221	2.1
Michigan	615	10,838,839	2.6
Minnesota	279	3,312,610	0.8
Mississippi	96	1,820,941	0.4
Missouri	427	6,688,005	1.6
Montana	33	660,063	0.2
Nebraska	41	562,737	0.1
Nevada	143	2,761,888	0.7
New Hampshire	106	1,243,613	0.3
New Jersey	670	12,763,765	3.0
New Mexico	81	1,294,367	0.3
New York	2,485	34,481,461	8.2
North Carolina	464	9,006,231	2.1
North Dakota	4	33,525	*
Ohio	3,226	59,876,040	14.2
Oklahoma	564	8,542,996	2.0
Oregon	389	5,645,461	1.3
Pennsylvania	719	13,349,601	3.2
Rhode Island	44	849,493	0.2
South Carolina	193	3,985,257	0.9
South Dakota	25	398,912	0.1
Tennessee	403	5,387,544	1.3
Texas	3,040	46,615,730	11.1
Utah	81	3,053,473	0.7
Vermont	50	931,954	0.2
Virginia	574	8,716,758	2.1
Washington	716	10,175,023	2.4
West Virginia	75	1,291,709	0.3
Wisconsin	283	4,321,070	1.0
Wyoming	8	100,104	*
Other	170	3,155,505	0.7

Total	25,409	$421,118,493	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

A-8	2004‑1

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

A-9	2004‑1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	13,169	$178,424,167	42.4%
Other Repayment Options(1)	9,858	170,468,892	40.5
Income-driven Repayment(2)	2,382	72,225,434	17.2

Total	25,409	$421,118,493	100.0%
(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 139 loans with an aggregate outstanding principal balance of $6,403,871 currently in an interest-only period.  These interest-only loans represent approximately 1.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	12,737	$172,212,521	40.9%
Unsubsidized	12,672	248,905,972	59.1

Total	25,409	$421,118,493	100.0%

A-10	2004‑1

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	14	$513,760	0.1%
October 1, 1993 through June 30, 2006	25,395	420,604,733	99.9
July 1, 2006 and later	0	0	0.0

Total	25,409	$421,118,493	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	634	$8,072,696	1.9%
College Assist	1	2,619	*
Educational Credit Management Corporation	715	11,063,003	2.6
Great Lakes Higher Education Corporation	10,340	218,968,874	52.0
Illinois Student Assistance Comm	782	8,603,780	2.0
Kentucky Higher Educ. Asst. Auth.	1,882	22,229,566	5.3
Louisiana Office Of Student Financial Asst	433	5,539,727	1.3
Michigan Guaranty Agency	477	7,393,615	1.8
New York State Higher Ed Services Corp	5,178	65,550,923	15.6
Oklahoma Guaranteed Stud Loan Prog	387	5,531,756	1.3
Pennsylvania Higher Education Assistance Agency	1,659	24,794,654	5.9
Texas Guaranteed Student Loan Corp	2,921	43,367,280	10.3

Total	25,409	$421,118,493	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

A-11	2004‑1